UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               450 Fifth Street NW
                             Washington, D.C. 29549
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                                    Form 8-K
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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   September 23, 2003
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                         MILLER DIVERSIFIED CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

            Nevada                      01-19001               84-1070932
  ---------------------------           --------               ----------
 (State or Other Jurisdiction          (Commission           (I.R.S. Employer
       of Incorporation)               File Number)       Identification Number)

               23360 Weld County Road 35
                  La Salle, Colorado                            80645
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       (Address of Principal Executive Offices)               (Zip Code)

                                 (970) 284-5556
                                  -------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if changed since last report)


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Item 4 -- Change in Registrant's Certifying Accountant.

(a) On September 23, 2003, Anderson & Whitney, P.C. notified Miller Diversified Corporation, the Company, that it would not be stand for re-election to perform the audit of the consolidated financial statements of the Company for the fiscal year ended August 31, 2003. Anderson & Whitney, P.C. had served as the Company's principal independent accountants since 1987. Anderson & Whitney, P.C.'s decision was accepted by the Board of Directors of the Company.

The audit reports of Anderson & Whitney, P.C. on the consolidated financial statements of the Company for the fiscal years ended August 31, 2001 and August 31, 2002 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the consolidated financial statements of the Company for the fiscal years ended August 31, 2001 and August 31, 2002 and through the date hereof, the Company had no disagreement with Anderson & Whitney, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Anderson & Whitney, P.C., would have caused them to make reference to such disagreement in their reports for such periods; and there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B.

Anderson & Whitney, P.C. was provided a copy of the above disclosures and was requested to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A letter from Anderson & Whitney, P.C. is attached hereto as Exhibit 16.

(b) On September 23, 2003, the Company engaged the accounting firm of Schumacher & Associates, Inc. as independent accountants to audit the Company's consolidated financial statements for the fiscal year ended August 31, 2003. The decision to engage Schumacher & Associates, Inc. was made by the Board of Directors of the Company. During the fiscal years ended August 31, 2001 and August 31, 2002 and through the date hereof, the Company did not consult with Schumacher & Associates, Inc. regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of the Regulation S-B.

Item 7 -- Financial Statements and Exhibits.

(A) Not Applicable

(B) Not Applicable

(C) Exhibits

Exhibit 16    -    Letter from Anderson & Whitney, P.C. to the Securities and
                   Exchange Commission dated September 23, 2003.

                                        2


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Miller Diversified Corporation

 September 23, 2003     /s/ James E. Miller
                        -------------------------------------
        Date            James E. Miller
                        President, Principal Executive
                        Officer, Principal Financial Officer,
                        and Director



 September 23, 2003     /s/ Clark A. Miller
                        ------------------------------
        Date            Clark A. Miller
                        Secretary-Treasurer, Principal
                        Marketing Officer



 September 23, 2003     /s/ Norman M. Dean
                       -----------------------------------
        Date            Norman M. Dean
                        Chairman of the Board and Director